                      SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 31, 1998
                                                 --------------------------

                         IMTEK OFFICE SOLUTIONS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



          DELAWARE                    33-24464-NY              11-2958856
-------------------------------       ------------         --------------------
 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File No.)            Identification No.)

          2111 VAN DEMAN STREET, SUITE 100, BALTIMORE, MARYLAND 21224
          -----------------------------------------------------------

Registrant's telephone number, including area code     (410) 633-5700
                                                   ------------------------

Item 4       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

      On July 31, 1998, the company dismissed its independent accountant, Rosenberg, Rich, Baker, Berman & Company and engaged a new independent accountant, Grant Thornton, LLP, to audit the financial statements for the fiscal year ended June 30, 1998. The decision to change accountants was approved by the company's board directors.

      The reports on the financial statements of the company for the past two years do not contain any adverse opinion or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

      This change in the company's accountants was due to the registrant's desire to engage a national accounting firm in lieu of a regional firm. There were no disagreements with Rosenberg, Rich, Baker, Berman & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

                                                                      EXHIBIT 23


                   Rosenberg, Rich, Baker, Berman & Company
                               380 Foothill Road
                         Bridgewater, New Jersey 08807



August 4, 1998


SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

Gentlemen:

We have read Form 8-K of Imtek Office Solutions, Inc. dated August 4, 1998. We are in agreement with all statements made in Item 4 of such Form 8-K.


                              /s/ Rosenberg, Rich, Baker, Berman & Company
                             ---------------------------------------------
                                  Rosenberg, Rich, Baker, Berman & Company

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        IMTEK OFFICE SOLUTIONS, INC.

                                        By: /s/ EDWIN C. HIRSCH
                                           ------------------------
August 4, 1998                             Edwin C. Hirsch
                                           President